UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  July 23, 2015

Tyme Technologies, Inc.

(Exact name of registrant as specified in its charter)

Delaware	333-179311	45-3864597
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

48 Wall Street - Suite 1100

New York, New York 10005

(Address of principal executive offices, including zip code)

646-205-1603

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Introductory Comment – Use of Terminology

Throughout this Current Report on Form 8-K, the terms “Company,” “we,” “us,” and “our” refers to Tyme Technologies, Inc. and, unless the context indicates otherwise, its direct and indirect subsidiaries, Tyme Inc. and Luminant Biosciences, LLC, on a consolidated basis.

Item 1.01  Entry into a Material Definitive Agreement.

We have entered into a Second Omnibus Amendment (the “Second Omnibus Amendment”) with Christopher Brown and GEM Global Yield Fund LLC SCS (“GEM”), effective as of July 23, 2015.  The Second Omnibus Amendment amended certain agreements we had previously entered into with Mr. Brown and GEM, as well as the promissory note of GEM, dated as of March 5, 2015, payable to us and in the original principal amount of $2.5 million (the “PPO Note”).  Under the Second Omnibus Amendment, we agreed to the extension of the maturity date of the remaining $1.25 million outstanding amount due under the PPO Note to a date which is five business days following our providing GEM of written evidence reasonably satisfactory to GEM that an Investigational New Drug Application (IND) for our “SM-88” drug candidate has been submitted by us to the United States Food and Drug Administration (the “Revised Maturity Date”).

GEM had originally issued and delivered to us the PPO Note on March 5, 2015 as part of GEM’s payment of its subscription price for 2.716 million shares (the “PPO Shares”) of our common stock which we sold to GEM pursuant to a Subscription Agreement, dated March 5, 2015 (the “Subscription Agreement”), between GEM and us.  The PPO had an original maturity date of June 5, 2015.  Under an Omnibus Amendment, dated as of June 5, 2015 (the “Original Omnibus Amendment”), among Mr. Brown, GEM and us, among other matters, GEM made a payment to us of one-half of the principal amount of the PPO Note (the “Partial Note Satisfaction”) and we extended the maturity date with respect to the balance due under the PPO Note ($1.25 million in principal amount) to July 6, 2015.  We filed a Current Report on Form 8-K (Date of Report: June 5, 2015) concerning the Original Omnibus Amendment with the U.S. Securities and Exchange Commission (the “SEC”) on June 10, 2015

GEM’s obligation to pay the amounts due under the PPO Note was originally secured by the escrow of 5 million shares of our common stock owned by GEM pursuant to the Subscription Note Shares Escrow Agreement, dated March 5, 2015 (the “PPO None Escrow Agreement”), among GEM, us and an escrow agent.  Upon receipt of the Partial Note Satisfaction, 2.5 million of such shares were released from escrow and the remaining 2.5 million shares remain in escrow and subject to the PPO Note Escrow Agreement.

Pursuant to a Registration Rights Agreement, dated as of March 5, 2015 (the “Registration Rights Agreement”), we granted to GEM and Mr. Brown certain registration rights with respect to the 2.716 million PPO Shares that GEM acquired under the Subscription Agreement and the 2.31 million shares (the “Bridge Note Shares”) of our common stock that were issued upon the March 5, 2015 conversion of the Second Amended and Restated 10% Convertible Note of Tyme Inc., issued as of January 15, 2015, in the principal amount of $2.31 million and payable to Mr. Brown (the “Bridge Note”).  (In connection with the conversion of the Bridge Note, Mr. Brown assigned all of the Bridge Note Shares to GEM, an entity in which Mr. Brown acts as its Manager.)  Under the Registration Rights Agreement, as modified by the terms of the Original Omnibus Amendment, we agreed that promptly, but no later than 90 days following the earlier of the (i) date on which the PPO Note has been fully satisfied and (ii) July 6, 2015 (such earlier date, the “PPO Note Satisfaction Date”), we will file a registration statement with the SEC (the “Registration Statement”) covering, among other securities, the PPO Shares and Bridge Shares.  The Registration Rights Agreement further requires us to use commercially reasonable efforts to ensure that the Registration Statement is declared effective within 180 calendar days of its filing with the SEC.  The Registration Rights Agreement originally provided that, if we were late in filing the Registration Statement or if the Registration Statement is not declared effective within 180 days of its filing with the SEC, liquidated damages payable by our Company to the holders of the PPO Shares and Bridge Note Shares that have not been so registered will commence to accrue at a rate equal to $0.01 per share with respect to Bridge Note Shares and $0.025 per share with respect to the PPO Shares for each full month that (i) we are late in filing the Registration Statement or (ii) the Registration Statement is late in being declared effective by the SEC; provided, however, that in no event shall the aggregate of any such liquidated damages exceed $0.08 per Bridge Note Share and $0.20 per PPO Share.  Under the Second Omnibus Amendment, Mr. Brown and GEM irrevocably waived their rights to any damages should we be late in filing the Registration Statement or the Registration Statement is late in being declared effective by the SEC.

The Second Omnibus Amendment also amended the Registration Rights Agreement to the effect that the former stockholders of Tyme Inc. (“Tyme”), who received an aggregate of 68 million shares of our common stock in connection with the merger transaction, consummated on March 5, 2015, whereby Tyme became our wholly-owned subsidiary, will be able to include up to 15% of their merger-acquired shares in the Registration Statement contemplated by the Registration Rights Agreement.

For further information concerning the PPO Note, Subscription Agreement, Registration Rights Agreement, Bridge Note, Merger Agreement, Merger and Adjustment Shares Escrow Agreement, we refer readers to Amendment No. 1 to our Current Report on Form 8-K/A (Date of Report: March 5, 2015), filed with the SEC on April 16, 2015.  For further information concerning the Original Omnibus Amendment, we refer readers to our Current Report on Form 8-K (Date of Report: June 5, 2015), filed with the SEC on June 10, 2015.

Item 9.01  Financial Statements and Exhibits.

Set forth below is a list of the exhibits to this Current Report on Form 8-K.

Exhibit Number	Description

10.1*	Second Omnibus Amendment, dated as of July 23, 2015, among Tyme Technologies, Inc., Christopher Brown and GEM Global Yield Fund LLC SCS.

10.2

Omnibus Amendment, dated as of June 5, 2015, among Tyme Technologies, Inc., Christopher Brown and GEM Global Yield Fund LLC SCS.  [Incorporated by reference to Exhibit 10.1 to our Current Report on Form 8-K (Date of Report: June 5, 2015), filed with the SEC on June 10, 2015.]

10.3

Agreement and Plan of Merger and Reorganization, dated as of March 5, 2015, by and among Tyme Technologies, Tyme Acquisition Corp., Tyme, Inc. and other signatories thereto.  [Incorporated by reference to Exhibit 2.1 to our Current Report on Form 8-K (Date of Report: March 5, 2015), filed with the SEC on March 11, 2015.]

10.4

Form of Subscription Agreement between Tyme Technologies, Inc. and GEM Global Yield Fund LLC SCS.  [Incorporated by reference to Exhibit 10.5 to our Current Report on Form 8-K (Date of Report: March 5, 2011), filed with the SEC on March 11, 2015.]

10.5

Subscription Note of GEM Global Yield Fund LLC SCS, dated March 5, 2015, in the amount of $2.5 million and payable to Tyme Technologies, Inc.  [Incorporated by reference to Exhibit 10.6 to our Current Report on Form 8-K (Date of Report: March 5, 2015), filed with the SEC on March 11, 2015.]

10.6

Subscription Note Shares Escrow Agreement, dated March 5, 2015, between GEM Global Yield Fund LLC SCS and Tyme Technologies, Inc. and CKR Law LLP (as Escrow Agent).  [Incorporated by reference to Exhibit 10.7 to our Current Report on Form 8-K (Date of Report: March 5, 2015), filed with the SEC on March 11, 2015.]

10.7

Form of Registration Rights Agreement, dated as of March 5, 2015, among Tyme Technologies, Inc. and the other parties thereto.  [Incorporated by reference to Exhibit 10.9 to our Current Report on Form 8-K (Date of Report: March 5, 2015), filed with the SEC on March 11, 2015.]

10.8

Second Amended and Restated 10% Secured Convertible Promissory Note of Tyme Inc. in the principal amount of $2,310,000 issued on January 15, 2015.  [Incorporated by reference to Exhibit 10.18 to our Current Report on Form 8-K (Date of Report: March 5, 2015), filed with the SEC on March 11, 2015.]

*	Filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

Tyme Technologies, Inc.

Dated: July 29, 2015	By:	/s/ Steve Hoffman
Steve Hoffman, Chief Executive Officer